SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  May 7, 2003




                    JONES LANG LASALLE INCORPORATED
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Maryland                     001-13145              36-4150422
------------------------    --------------------        ---------------
(State or other juris-      (Commission File            (IRS Employer
diction of incorporation    Number)                     Identification
or organization)                                        No.)




     200 East Randolph Drive, Chicago, IL                  60601
     ------------------------------------               ----------
    (Address of Principal Executive Office)             (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                            Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)













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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     The following exhibit is included with this Report:

           99.1. Press release issued by Jones Lang LaSalle
                 Incorporated dated May 7, 2003.



ITEM 9.  REGULATION FD DISCLOSURE (INCLUDING DISCLOSURE OF RESULTS
         OF OPERATIONS AND FINANCIAL CONDITION PROVIDED UNDER ITEM 12).

     The information in this report is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of
Operations and Financial Condition."

     On May 7, 2003, Jones Lang LaSalle Incorporated issued a press release announcing its financial results for the first quarter of fiscal 2003, ended March 31. A copy of the press release is attached hereto as
Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.









































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 7, 2003         JONES LANG LASALLE INCORPORATED



                            By:   /s/ Lauralee E. Martin
                                  ------------------------------
                                  Name:  Lauralee E. Martin
                                  Title: Executive Vice President and
                                         Chief Financial Officer



















































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


                             EXHIBIT INDEX
                             -------------




Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated May 7, 2003 announcing earnings for first quarter of fiscal 2003, ended March 31.





























































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